UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2011

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 25, 2011, Tier Technologies, Inc., or Tier, announced it will hold its 2011 Annual Meeting of Stockholders on Thursday, April 7, 2011.  Stockholders of record at the close of business on February 23, 2011 are entitled to notice of, to attend and to vote at the annual meeting.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Tier plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement relating to its 2011 Annual Meeting of Stockholders.  The proxy statement will contain important information about Tier and the matters to be acted upon at the meeting.  Investors and security holders are urged to read the proxy statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Tier through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of these documents from Tier by contacting Tier Technologies Inc., attention Corporate Secretary Keith Omsberg, 11130 Sunrise Valley Drive, Suite 300, Reston, Virginia, 20191, telephone: (571) 382-1000.

Tier, its directors and named executive officers may be deemed to be participants in the solicitation of Tier’s security holders in connection with its 2011 annual meeting of stockholders.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in Tier’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and its proxy statement dated March 18, 2010, each of which is on file with the SEC, as well as its upcoming proxy statement for the 2011 Annual Meeting (when available).  Tier’s current executive officers are named in Tier’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010.  To the extent there have been changes in Tier’s directors since the proxy statement dated March 18, 2010, such changes have been reported on Current Reports on Form 8-K filed with the SEC.  The initial stockholdings of directors and executive officers who joined Tier after the proxy statement dated March 18, 2010 are reported in Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC.  To the extent holdings of Tier securities have changed since the amounts printed in the proxy statement dated March 18, 2010 or reported on Form 3, such changes have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 or Form 5 filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC,

	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Tilte:	Chief Financial Officer
Date: January 25, 2011